Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-64580, 333-2404, 333-3480, 333-12321 and
333-27611.


                                                     Arthur Andersen LLP


Philadelphia, PA
December 18, 1997




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